Exhibit 23
                                         CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-53276 on Form S-4.

                                                                                ARTHUR ANDERSEN LLP

Chicago, Illinois
March 30, 2001